Long-Term Debt	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt

	June 30, 2021	December 31, 2020
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due in 2022	105,000	100,000
U.S. Dollar-denominated Term Loans and Bonds due from 2021 to 2030	833,295	873,712
Norwegian Krone-denominated Bonds due from 2021 to 2025	354,486	355,514
Euro-denominated Term Loans due in 2023 and 2024	134,447	152,710
Total principal	1,427,228	1,481,936
Unamortized discount and debt issuance costs	(9,849)	(9,723)
Total debt	1,417,379	1,472,213
Less current portion	(355,081)	(250,508)
Long-term debt	1,062,298	1,221,705

As at June 30, 2021, the Partnership had two revolving credit facilities available, which, as at such date, provided for borrowings of up to $342.7 million (December 31, 2020 – $354.8 million), of which $237.7 million (December 31, 2020 – $254.8 million) was undrawn. Interest payments are based on LIBOR plus a margin, where margins ranged from 1.40% to 2.25%. The amount available under the two revolving credit facilities will be reduced by $12.3 million in 2021 and $330.4 million in 2022, when both revolving credit facilities mature. The revolving credit facilities may be used by the Partnership for general partnership purposes. One of the revolving credit facilities is unsecured, while the other revolving credit facility is collateralized by first-priority mortgages granted on two of the Partnership’s vessels, together with other related security, and includes a guarantee from two of the Partnership's subsidiaries of all outstanding amounts.

As at June 30, 2021, the Partnership had six U.S. Dollar-denominated term loans and bonds outstanding which totaled $833.3 million in aggregate principal amount (December 31, 2020 – $873.7 million). Interest payments on the term loans are based on LIBOR plus a margin, where margins ranged from 1.85% to 3.25% and fixed interest payments on the bonds ranging from 4.11% to 4.41%. The six combined term loans and bonds require quarterly interest and principal payments and five have balloon or bullet repayments due at maturity. The term loans and bonds are collateralized by first-priority mortgages on the 15 Partnership vessels to which the loans relate, together with certain other related security. In addition, as at June 30, 2021, all of the outstanding term loans were guaranteed by either the Partnership or the ship-owning entities within the RasGas II Joint Venture, in which the Partnership has a 70% ownership interest.

As at June 30, 2021, and December 31, 2020, the Partnership had Norwegian Krone (or NOK) 3.1 billion of senior unsecured bonds in the Norwegian bond market that mature through 2025. As at June 30, 2021, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $354.5 million (December 31, 2020 – $355.5 million). The interest payments on the bonds are based on Norwegian Interbank Offered Rate (or NIBOR) plus a margin, where margins ranged from 4.60% to 6.00%. The Partnership entered into cross currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.74% to 7.89% and the transfer of principal fixed at $360.5 million upon maturity in exchange for NOK 3.1 billion (see Note 11).
The Partnership had two Euro-denominated term loans outstanding, which as at June 30, 2021, totaled 113.4 million Euros ($134.4 million) (December 31, 2020 – 125.0 million Euros ($152.7 million)). Interest payments for one of the term loans are based on the Euro Interbank Offered Rate (or EURIBOR) plus a margin. Interest payments on the remaining term loan are based on EURIBOR where EURIBOR is limited to zero or above zero values, plus a margin. Margins on the term loans ranged from 0.60% to 1.95%. The term loans require monthly and semi-annual interest and principal payments. The term loans have varying maturities through 2024. The term loans are collateralized by first-priority mortgages on two of the Partnership vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

The weighted-average interest rates for the Partnership’s long-term debt outstanding as at June 30, 2021 and December 31, 2020 were 3.22% and 3.04%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 11).

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Partnership’s cross currency swaps, the Partnership incurred foreign exchange (losses) gains of $(2.8) million and $(11.6) million for the three months ended June 30, 2021 and 2020, respectively, and $4.1 million and $(6.9) million for the six months ended June 30, 2021 and 2020, respectively.

The aggregate annual long-term debt principal repayments required under the Partnership's revolving credit facilities, loans and bonds subsequent to June 30, 2021 are $195.6 million (remainder of 2021), $213.0 million (2022), $236.4 million (2023), $125.1 million (2024), $187.4 million (2025) and $469.7 million (thereafter).

Certain loan agreements require that (a) the Partnership maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintain restricted cash deposits. As at June 30, 2021, the Partnership had five credit facilities with an aggregate outstanding loan balance of $525.4 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios of 110%, 115%, 120%, 120% and 135%, which as at June 30, 2021, were 137%, 400%, 145%, 148% and 195%, respectively. The vessel values used in calculating these ratios are the appraised values provided by third parties, where available, or prepared by the Partnership based on second-hand sale and purchase market data. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans and, in addition, one of the term loans in the RasGas II Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at June 30, 2021, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and other long-term debt.